RBC FUNDS TRUST

RBC China Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Equity Leaders Fund

RBC Global Opportunities Fund

RBC International Equity Fund

RBC International Opportunities Fund

RBC International Small Cap Equity Fund

RBC BlueBay Short Duration Fixed Income Fund

RBC BlueBay Ultra-Short Fixed Income Fund

Supplement dated October 17, 2023 to the Statement of Additional Information (the “SAI”) dated July 26, 2023, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective October 17, 2023, the section entitled “Management—Portfolio Manager Compensation” of the SAI (comprising of the second to last paragraph on p. 58 through the second to last paragraph on p. 60) is hereby deleted in its entirety and replaced with the following:

The compensation plan for the RBC GAM Investment teams was designed with the following principles in mind:

•	To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM
•	To align rewards for investment professionals with the goals of our investors and shareholders
•	To promote RBC GAM’s culture and foster stability and consistent improvement within RBC GAM’s workforce

Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure compensation remains competitive, contributing to fairness, efficiency, and the retention of superior investment staff.

The compensation program for investment management personnel is comprised of four elements:

1.	Base Salary
2.	Annual Discretionary Bonus
3.	Firm Profit-Sharing Plan (for eligible teams and investment staff)
4.	Team Profit-Sharing Plan (for eligible teams and investment staff)

Base salary

•	For new hires, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.
•	On an annual basis, all base salaries are reviewed within and across teams and locations to ensure fairness, consistency and relevance.

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Base salaries for all roles are also compared to local industry surveys to protect GAM’s ability to attract superior talent to the firm without introducing anomalies in the compensation program for new versus long-term employees.

Annual Discretionary Bonus

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All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.

•	Bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years.
•	The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.
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The qualitative component is based on a review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.

•	Annual Discretionary Bonuses are impacted by the firm’s financial performance.

Firm Profit-Sharing Plan (“PSP”)

-	Senior individuals within the Investment teams may be eligible to receive units linked to the financial performance of RBC GAM and serves as a proxy for ownership in the firm.
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Membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behavior and contribution to firm culture.

-	PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.
-	The value of each PSP unit is distributed to unit holders based on the number of units that they hold.
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At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods, including a 5 year calculation. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.

Team Profit-Sharing Plan (“TPS”)

•	Certain select investment teams have access to a TPS Plan based on the team’s ability to grow RBC GAM’s global institutional client base.
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TPS is based on the profit generated by an investment team. This is calculated as a share of management fees and, in some cases, performance fees, earned from the team’s products; with deductions for certain defined direct costs including compensation expenses such as salaries and the employer’s National Insurance Contributions.

Deferrals

-	Consistent with industry best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a mandatory 3-year deferral.

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This deferral applies to all staff with variable compensation greater than a defined threshold that varies by region; and ranges from 25% to 45%, and may be as high as 60% to meet regulatory requirements in certain jurisdictions.

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This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount paid is based on the success of RBC and RBC GAM over the deferral period; and in certain jurisdictions individuals are allowed to invest deferred compensation into funds managed by RBC GAM, further aligning RBC GAM’s incentive structure with the interest of our clients.

Other

In addition, all US-based team members can invest in our ultimate parent, RBC, through our 401(k) program; and all team members have signed employment agreements that include: (1) notice periods; and (2) non-solicit terms.

Annual Discretionary Bonus / Performance

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As noted above, bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years. Performance is based on the investment team’s relevant composite or fund returns compared to the following benchmarks or peer groups:

Fund	Relevant Benchmark or Peer Group

RBC BlueBay Ultra-Short Fixed Income Fund	ICE BofA US 1-Year Treasury Bill Index

RBC BlueBay Short Duration Fixed Income Fund	ICE BofA 1-3 Year US Corporate & Government Index

RBC Emerging Markets Equity Fund	Custom peer group within the Canada Fund Emerging Markets Equity Morningstar category

RBC Emerging Markets Value Equity Fund	Custom peer group within the Canada Fund Emerging Markets Equity Morningstar category

RBC Global Opportunities Fund	Custom peer group within the Canada Fund Global Equity Morningstar category

RBC International Opportunities Fund	Custom peer group within the Canada Fund International Equity Morningstar category

RBC Global Equity Leaders Fund	Custom peer group within the Canada Fund Global Equity Morningstar category

RBC China Equity Fund	Custom peer group within the Greater China Equity Global Category Morningstar universe

RBC Emerging Markets ex-China Equity Fund	Custom peer group within the Global Emerging Markets Equity Global Category Morningstar universe

RBC International Small Cap Equity Fund	MSCI All Country World ex US Small Cap Total Return Net Index

RBC International Equity Fund	Custom peer group within the Canada Fund International Equity Morningstar category

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE